UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2022

CinCor Pharma, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41201	36-4931245
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Third Avenue 6th Floor
Waltham, Massachusetts		02451
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 844 531-1834

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	CINC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01	Other Events.

Pricing of Follow-on Offering

On August 11, 2022, CinCor Pharma, Inc. (the “Company”) announced the upsizing and pricing of its previously announced public offering of common stock and, in lieu of common stock, pre-funded warrants to purchase shares of common stock. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Follow-on Offering

On August 10, 2022, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, Jefferies LLC and Piper Sandler & Co., as representatives of the several underwriters named therein, pursuant to which the Company agreed to issue and sell an aggregate of (i) up to 6,025,000 shares of the Company’s common stock, par value $0.00001 per share (“common stock”), (including up to 1,125,000 shares of common stock that may be sold by the Company upon exercise of an option to purchase additional shares granted to the underwriters), and (ii) in lieu of shares of common stock to certain investors, pre-funded warrants (the “Pre-Funded Warrants”) to purchase 2,600,000 shares of common stock (the “Offering”). The Offering also relates to the shares of common stock issuable upon exercise of any Pre-Funded Warrant sold in the Offering. The public offering price of each share of common stock is $30.00 and the public offering price of each Pre-Funded Warrant is $29.99999 per underlying share, which represents the per share public offering price for the common stock less the $0.00001 per share exercise price for each such Pre-Funded Warrant. The Offering is being made pursuant to the registration statement on Form S-1 (File No. 333-266674) that was filed by the Company with the Securities and Exchange Commission (“SEC”) on August 8, 2022 and declared effective by the SEC on August 10, 2022, and the related accompanying prospectus.

The Pre-Funded Warrants are being offered to certain investors whose purchase of shares of common stock in the Offering would otherwise result in such investor, together with its affiliates, beneficially owning shares of common stock with a value of or in excess of (i) the notification threshold of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended or (ii) 4.99% or 9.99% of the total number of shares of the Company’s common stock outstanding immediately after giving effect to such exercise. A holder of Pre-Funded Warrants may increase or decrease the percentage specified in the foregoing clause (ii) to a percentage not in excess of 19.99% by providing at least 61 days’ prior written notice to the Company. The Pre-Funded Warrants will be immediately exercisable and may be exercised at any time until all of the Pre-Funded Warrants are exercised in full, subject to the foregoing beneficial ownership limit. The Company does not intend to list the Pre-Funded Warrants on the Nasdaq Global Market, any other national securities exchange or any other nationally recognized trading system.

The form of Pre-Funded Warrant is filed as Exhibit 4.1 to this Current Report on Form 8-K, and the foregoing description of the terms of the Pre-Funded Warrants is qualified in its entirety by reference to such exhibit.

Business Update

Further, the Company is filing certain information for the purpose of updating the description of the Company’s business contained in its other filings with the Securities and Exchange Commission. A copy of this additional disclosure is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Pre-Funded Warrant

99.1	Press Release issued by CinCor Pharma, Inc., dated August 11, 2022

99.2	Company Disclosure

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.2, contain forward-looking statements that involve substantial risks and uncertainties. Although the Company believes that the Company has a reasonable basis for each forward-looking statement contained in this Current Report on Form 8-K, including Exhibit 99.2, the Company cautions you that these statements are based on a combination of facts and factors currently known by the Company and its expectations of the future, about which the Company cannot be certain. Forward-looking statements include, but are not limited to statements about:

•

the timing, progress and results of the Company’s preclinical studies and clinical trials of baxdrostat and any future product candidates, including statements regarding the timing of the Company’s planned IND submissions, initiation and completion of studies or trials and related preparatory work, the period during which the results of the trials will become available and the Company’s research and development programs;

•	the Company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing;

•	the timing of any submission of filings for regulatory approval of, and the Company’s ability to obtain and maintain regulatory approvals for, baxdrostat and any future product candidates;

•	the Company’s ability to identify patients with the diseases treated by the Company’s product candidate and to enroll these patients in our clinical trials;

•

the Company’s expectations regarding the size of the patient populations, market acceptance and opportunity for and clinical utility of baxdrostat and any future product candidates, if approved for commercial use;

•

business disruptions affecting the initiation, patient enrollment, development and operation of the Company’s clinical trials, including a public health emergency, such as the COVID-19 pandemic, or geopolitical events, including the ongoing military conflict between Russia and Ukraine, and related sanctions against Russia;

•	the Company’s expectations regarding the scope of any approved indication for baxdrostat or any future product candidate;

•	the Company’s ability to successfully commercialize baxdrostat or any future product candidate, if approved;

•	the Company’s expectations regarding the potential market size and the rate and degree of market acceptance for baxdrostat or any future product candidates that the Company develops;

•	the effects of competition with respect to baxdrostat or any future product candidates, as well as innovations by current and future competitors in the Company’s industry;

•	the Company’s ability to fund the Company’s working capital requirements;

•	the Company’s intellectual property position, including the scope of protection the Company is able to establish, maintain and enforce for intellectual property rights covering baxdrostat;

•	the Company’s financial performance and the Company’s ability to effectively manage the Company’s anticipated growth; and

•	the Company’s ability to obtain additional funding for the Company’s operations.

In some cases, you can identify forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “predict,” “project,” “potential,” “should,” “will,” or “would,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements.

In addition, statements that “the Company believes” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to the Company as of the date of this report, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

You should read the section titled “Risk Factors” and “Risk Factor Summary” in the Company’s registration statement on Form S-1 and the preliminary prospectus included therein and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 22, 2022, and other filings and reports that the Company may file from time to time with the SEC, including its quarterly report on Form 10-Q for the three months ended June 30, 2022, filed with the SEC on August 8, 2022, for a discussion of important factors that may cause the Company’s actual results to differ materially from those expressed or implied by the Company’s forward-looking statements. Moreover, the Company operates in an evolving environment. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties. As a result of these factors, the Company cannot assure you that the forward-looking statements in this Current Report on Form 8-K, including Exhibit 99.2, will prove to be accurate. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. You should read this Current Report on Form 8-K, including Exhibit 99.2, completely and with the understanding that our actual future results may be materially different from what we expect. The Company qualifies all of its forward-looking statements by these cautionary statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CinCor Pharma, Inc.

Date: August 11, 2022	By:	/s/ Mary Theresa Coelho
Mary Theresa Coelho, Executive Vice Present, Chief Financial Officer and Chief Business Development Officer